Exhibit 23
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Advanced Micro Devices, Inc.:

•Registration Statement on Form S-8 (No. 333-115474) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-134853) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan and the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan;
•Registration Statement on Form S-8 (No. 333-159367) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333- 166616) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-181451) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333- 190039) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-195984) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333- 204166) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-211438) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-204166) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-217784) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan and 2017 Employee Stock Purchase Plan;
•Registration Statement on Form S-8 (No. 333-232922) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-262698) pertaining to the Xilinx, Inc. 2007 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-272042) pertaining to the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan; and
•Registration Statement on Form S-3 (No. 333-286248) pertaining to the registration for resale of shares in connection with the acquisition of ZT Systems.

of our reports dated February 3, 2026, with respect to the consolidated financial statements of Advanced Micro Devices, Inc. and the effectiveness of internal control over financial reporting of Advanced Micro Devices, Inc. included in this Annual Report (Form 10-K) of Advanced Micro Devices, Inc. for the year ended December 27, 2025.

/s/ Ernst & Young LLP

San Jose, California
February 3, 2026